FIDELITY (LOGO) INVESTMENTS(registered trademark)   FMR Corp.
                                                    82 Devonshire Street
                                                    Boston MA  02109-3614
                                                    617 563 7000



      October 6, 1997

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549
Attention:   File Room



RE:          Fidelity Concord Street Trust (the trust):

             Spartan(registered trademark) U.S. Equity Index Fund (the fund)

             File No. 811-5251

Ladies and Gentlemen:
On behalf of the above-referenced fund, transmitted herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 is the definitive copy of the fund's additional solicitation material included in the fund's Semiannual Report dated August 31, 1997, mailed to shareholders on or about October 8, 1997.
      Very truly yours,





      /s/Kendra McGeorge

      Legal Department